EX-99.906CERT

CERTIFICATIONS

Nitin N. Kumbhani, Chief Executive Officer, and Julie M. Schmuelling, Chief Financial Officer, of APEXcm Small/Mid Cap Growth Fund, a series of Ultimus Managers Trust (the “Registrant”), each certify to the best of his/her knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended November 30, 2013 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ Nitin N. Kumbhani	/s/ Julie M. Schmuelling
Nitin N. Kumbhani, Principal Executive	Julie M. Schmuelling, Treasurer
Officer of APEXcm Small/Mid Cap
Growth Fund

Date: February 3, 2014	Date: February 3, 2014

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ultimus Managers Trust  and will be retained by Ultimus Managers Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

CERTIFICATIONS

William S. Sloneker, Chief Executive Officer, and Julie M. Schmuelling, Chief Financial Officer, of the Cincinnati Asset Management Funds: Broad Market Strategic Income Fund, a series of Ultimus Managers Trust (the “Registrant”), each certify to the best of his/her knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended November 30, 2013 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ William S. Sloneker	/s/ Julie M. Schmuelling
William S. Sloneker, Principal Executive	Julie M. Schmuelling, Treasurer
Officer of the Cincinnati Asset Management
Funds: Broad Market Strategic Income Fund

Date: February 3, 2014	Date: February 3, 2014

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ultimus Managers Trust  and will be retained by Ultimus Managers Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

CERTIFICATIONS

Nicholas Chermayeff, Chief Executive Officer, and Julie M. Schmuelling, Chief Financial Officer, of Barrow All-Cap Core Fund and Barrow All-Cap Long/Short Fund, each a series of Ultimus Managers Trust (the “Registrant”), each certify to the best of his/her knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended November 30, 2013 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ Nicholas Chermayeff	/s/ Julie M. Schmuelling
Nicholas Chermayeff, Principal	Julie M. Schmuelling, Treasurer
Executive Officer of Barrow All-Cap
Core Fund and Barrow All-Cap
Long/Short Fund

Date: February 3, 2014	Date: February 3, 2014

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ultimus Managers Trust  and will be retained by Ultimus Managers Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

CERTIFICATIONS

Andrew G. Dassori, Chief Executive Officer, and Julie M. Schmuelling, Chief Financial Officer, of Wavelength Interest Rate Neutral Fund, a series of Ultimus Managers Trust (the “Registrant”), each certify to the best of his/her knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended November 30, 2013 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ Andrew G. Dassori	/s/ Julie M. Schmuelling
Andrew G. Dassori, Principal	Julie M. Schmuelling, Treasurer
Executive Officer of Wavelength
Interest Rate Neutral Fund

Date: February 3, 2014	Date: February 3, 2014

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ultimus Managers Trust  and will be retained by Ultimus Managers Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.